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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 24, 2002


                           FIRST NATIONAL FUNDING LLC
                     FIRST BANKCARD MASTER CREDIT CARD TRUST
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

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
        Nebraska            333-86574-00, 333-86574-01         02-0598125
------------------------    ---------------------------   ----------------------
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)
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          1620 Dodge Street
           Stop Code 3198
           Omaha, Nebraska                               68197-3198
------------------------------------------            --------------
 (Address of principal executive offices)               (Zip Code)


                                 (402) 341-0500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On October 16, 2002, First National Funding LLC and First Bankcard Master Credit Card Trust (the "Co-Registrants") commenced an offering of $400,000,000 in aggregate principal amount of the Series 2002-1 Asset Backed Notes, Class A, Class B and Class C issued by First National Master Note Trust (the "Issuer") pursuant to the Mater Indenture dated October 24, 2002 and the Series 2002-1 Indenture Supplement dated October 24, 2002. The public offering of the Class A, Class B and Class C notes is described in the Prospectus Supplement, dated October 16, 2002 to the Prospectus dated October 16, 2002. The public offering was made under the registration statement on Form S-3 filed with the Securities and Exchange Commission, by First National Funding LLC and First Bankcard Master Credit Card Trust, which became effective on September 17, 2002 and was assigned commission file numbers 333-86574-00 and 333-86574-01.

         The public offering terminated on October 24, 2002 upon the sale of $332,000,000 in aggregate principal amount of Class A notes, $31,000,000 in aggregate principal amount of Class B notes and $37,000,000 in aggregate principal amount of Class C notes. The underwriters of the Class A notes were Banc One Capital Markets, Inc., Banc of America Securities LLC and ABN Amro Incorporated and the underwriters of the Class B and Class C notes were Banc One Capital Markets, Inc. and Banc of America Securities LLC. A total of $332,000,000 of Class A notes were registered and sold, with a total price to the public of $332,000,000, a total of $31,000,000 of Class B notes were registered and sold with a total price to the public of $31,000,000 and a total of $37,000,000 of Class C notes were registered and sold with a total price to the public of $37,000,000.

         During the period from the effective date of the registration statement, through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the publicly offered and sold notes with respect to underwriting commissions and discounts was $943,250, with other expenses, including legal fees and other costs and expenses, totaling an estimated $1,779,275.61. With respect to the payment of these expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Co-Registrants or the Issuer, or (b) owners of 10 percent or more of any class of securities of the Co-Registrants or the Issuer.

         The net proceeds to the Issuer, after deducting the underwriting commissions and discounts, and expenses above, were used to (a) fund a cash collateral spread account in the amount of $2,000,000, (b) retire a previously issued and existing series of investor certificates, and (c) for general corporate purposes. None of the proceeds were used for payments to (a) any directors or officers of the Co-Registrants or the Issuer, or (b) owners of 10 percent or more of any class of securities of the Co-Registrants or the Issuer.

Item 7.  Financial Statements and Exhibits.

(C)      Exhibits

EXHIBIT NO.                DOCUMENT DESCRIPTION
-----------                --------------------

Exhibit 20                 Monthly Servicing Report



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 24, 2002                FIRST NATIONAL FUNDING LLC

                                        By: First National Funding Corporation,
                                            Managing Member


                                        By /s/ Jean L. Koenck
                                           -------------------------------------
                                           Jean L. Koenck
                                           Senior Vice President


Dated: December 24, 2002                FIRST BANKCARD MASTER CREDIT CARD TRUST,

                                        By: First National Bank of Omaha,
                                            As Servicer of First Bankcard Master
                                            Credit Card Trust


                                        By: /s/ Jean L. Koenck
                                            ------------------------------------
                                            Jean L. Koenck
                                            Senior Vice President

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                                  EXHIBIT INDEX


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EXHIBIT NO.           DESCRIPTION
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
   20                 Monthly Servicing Report
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